Exhibit 32

Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of SecureCARE Technologies, Inc. (the "Company") for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we the undersigned officers of the Company certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date:  June 13, 2006      /s/ ROBERT WOODROW
                                    --------------------------------------------
                                    Robert Woodrow
                                    President and Chief Executive Officer



          Date:  June 13, 2006      /s/ NEIL BURLEY
                                    --------------------------------------------
                                    Neil Burley
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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